UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

Telkonet, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐           Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPY
SUBJECT TO COMPLETION, DATED FEBRUARY 12, 2010

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473
[●], 2010

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Telkonet, Inc. on [●], [●], 2010 at [●]:00 a.m., local time, at [●].

 The accompanying notice of a special meeting of stockholders outlines the matters to be brought before the meeting, and the accompanying proxy statement discusses these matters in greater detail.  The notice and the proxy statement have been made a part of this invitation.  Please read carefully.

Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience.  No postage need be affixed if you use the enclosed envelope and it is mailed in the United States.  You may also vote electronically via the Internet.  If you have any questions or need assistance in completing the proxy card, please contact Investor Relations at ir@telkonet.com or call 414-223-0473.

We are mailing this proxy statement and a form of proxy on or about [●], 2010.

Only holders of record of our common stock, par value $0.001 per share, and our Series A Preferred Stock, par value $0.001 per share, at the close of business on [●], 2010 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is being provided as our Annual Report to Stockholders.  These materials are also available on our web site at http://www.telkonet.com.

YOUR VOTE IS IMPORTANT.
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Our Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

/s/ Jason L. Tienor.

Jason L. Tienor
Chief Executive Officer

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

[●], 2010

Notice is hereby given that a special meeting (the “Meeting”) of stockholders of Telkonet, Inc., a Utah corporation (the “Company”), will be held on [●], [●], 2010 at [●]:00 a.m., local time, at [●] for the following purposes:

1.
To approve an amendment to the Telkonet, Inc. Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock from 155,000,000 to 575,000,000;

2.	To transact such other business as may properly come before the Meeting.

Only holders of record of the Company’s common stock, par value $0.001 per share, and the Company’s Series A Preferred Stock, par value $0.001 per share, at the close of business on [●], 2010, the record date, are entitled to notice of and to vote at the Meeting.

Your vote is important.   Even if you plan to attend the Meeting in person, the Company requests that you sign and return the enclosed proxy, or vote over the Internet as instructed in these materials, as promptly as possible to ensure that your shares will be represented at the Meeting if you are unable to attend.  If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of “Proposal No. 1 –  Approval of Increase in the Number of Authorized Shares of Common Stock.”  If you do attend the Meeting and wish to vote in person, you may withdraw your proxy and vote in person.   Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

By order of the Board of Directors,

/s/

Richard Leimbach
Acting Secretary

THE BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE PROPOSAL OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS AND HAS APPROVED SUCH PROPOSAL.  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1.

YOU CAN VOTE IN ONE OF TWO WAYS:
(1)	Visit the Web site noted on your proxy card to vote via the Internet, OR

(2)	Sign, date and return your proxy card in the enclosed envelope to vote by mail.

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473

PROXY STATEMENT

This proxy statement contains information related to a special meeting (the “Meeting”) of stockholders of Telkonet, Inc., a Utah corporation, to be held on [●], [●], 2010 at [●]:00 a.m., local time, at [●], and at any postponements or adjournments thereof.  This proxy statement and the enclosed proxy card are being mailed to our stockholders on or about [●], 2010.

In this proxy statement, “Telkonet”, “Company”, “we”, “us” and “our” refer to Telkonet, Inc.

[Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, [2008], which is being provided as our Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Stockholders to Be Held on [●], 2010.

This proxy statement and accompanying notice, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2009, are available on our web site at http://www.telkonet.com.]

VOTING AT THE SPECIAL MEETING

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Attendance at the Meeting will not, in and of itself, revoke a proxy.  Proxies may be revoked by:

•	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
•	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
•	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.

If the Meeting is postponed or adjourned, proxies given pursuant to this solicitation will be utilized at any subsequent reconvening of the Meeting, except for any proxies that previously have been revoked or withdrawn effectively, and notwithstanding that proxies may have been effectively voted on the same or any other matter previously.

Voting Rights

Only holders of record of our common stock, par value $0.001 per share (“common stock”), and holders of record of our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), at the close of business on [●], 2010, the record date (the “Record Date”) are entitled to notice of and to vote at the Meeting, and at any postponements or adjournments thereof.  Holders of our Series A Preferred Stock will vote on an as converted basis together with holders of our common stock as a single class in connection with Proposal No. 1.  Each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting and each share of Series A Preferred Stock is entitled to [●] vote[s] on all matters to be voted upon at the Meeting.  At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock on an as converted basis, representing an aggregate of [●] shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  Broker non-votes occur when a nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy.  Whether or not you plan to attend the Meeting, we urge you to vote by proxy as you can always change your vote at the Meeting.  Please complete the proxy card by voting on the Internet or complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our capital stock.  Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, telefax, personal interviews and other methods of communication.

At the Meeting, and at any postponements and adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the Meeting and not revoked will be voted as instructed on those proxies.  If no instructions are indicated on a properly executed proxy, the shares will be voted FOR the proposal and in the discretion of management on any other matter which may properly come before the Meeting.

Questions and Answers

Q.           What am I voting on?

You are voting on one proposal:

Proposal No. 1: Approval of an amendment to our Amended and Restated Articles of Incorporation, as amended (the “Restated Articles”), to increase the number of authorized shares of our common stock from 155,000,000 to 575,000,000.

Q.           Who is entitled to vote?

Only holders of record of our common stock and holders of record of our Series A Preferred Stock at the close of business on [●], 2010, the Record Date, are entitled to vote shares held by such stockholders on that date at the Meeting.

Q.           How do I vote?

Vote By Internet: Visit the Web site noted on your proxy card to vote via the Internet

Vote By Mail:  Sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Vote in Person:  Sign and date the proxy you receive and return it in person at the Meeting.  If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.   Internet voting will be offered to stockholders owning shares through most banks and brokers.

Q.           How many votes do I have?

On each matter to be voted upon, each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting and each share of Series A Preferred Stock is entitled to [●] vote[s] on all matters to be voted upon at the Meeting.

Q.           How many shares were outstanding on the Record Date?

At the close of business on [●], 2010, the Record Date, there were [●] shares outstanding (counting our Series A Preferred Stock on an as converted basis, representing an aggregate of [●] shares of common stock for such purposes).

Q.           What is a “quorum” for purposes of the Meeting?

In order to conduct business at the Meeting, a quorum of stockholders is necessary to hold a valid meeting.  Holders of our Series A Preferred Stock will vote on an as converted basis together with holders of our common stock as a single class in connection with Proposal No. 1.  At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock on an as converted basis, representing an aggregate of [●] shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  At the close of business on the Record Date, there were [●] shares outstanding and entitled to vote (counting our Series A Preferred Stock on an as converted basis, representing an aggregate of [●] shares of common stock for such purposes) and, accordingly, the presence, in person or by proxy, of at least [●] shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the Meeting in person or represented by proxy may adjourn the Meeting to another date.

Q.           Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies, including the printing and filing of this proxy statement, the proxy card and any additional information furnished to stockholders. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the reasonable out-of-pocket expenses they incur to forward proxy materials to beneficial owners.

Q.           What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “for” the proposal discussed in this proxy statement.

If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Q.           Can I access the proxy materials electronically?

This proxy statement, the proxy card, and our Annual Report on Form 10-K for the period ended December 31, 2009 are available on our website at http://www.telkonet.com.

Q.           Can I change my vote or revoke my proxy?

Yes.  You may change your vote or revoke your proxy at any time before the proxy is exercised.   Proxies may be revoked by:

•	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
•	Executing a later dated proxy relating to the same shares of common stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
•	Attending the Meeting and voting in person.
     Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.  Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.           What is the process for admission to the Meeting?

If you are a record owner of your shares (i.e., your shares are held in your name), you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.           What vote is required to approve each proposal?

Proposal No. 1: Proposal No. 1 to approve an amendment to our Restated Articles to increase the number of authorized shares of our common stock from 155,000,000 to 575,000,000 requires the affirmative vote of the holders of at least a majority of the outstanding stock entitled to vote thereon. Our Series A Preferred Stock is entitled to vote on Proposal No. 1 on an as converted basis with our common stock as a single class.  Each share of common stock is entitled to one vote on Proposal No. 1 and each share of Series A Preferred Stock is entitled to 13,774 votes on Proposal No. 1.  Because approval of Proposal No. 1 requires the affirmative vote of at least a majority of the outstanding stock entitled to vote thereon, abstentions and broker non-votes will have the same effect as a vote “Against” this proposal.

Q.           How will my shares held in street name be voted if I do not provide voting instructions?

 If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  Accordingly, if you are a street-name holder and do not provide instructions to your broker on Proposal No. 1, your broker may not vote your shares on such proposal.

Q.           What effect will Proposal No. 1 have on the Company’s authorized shares of common stock?

Currently, we have 155,000,000 shares of authorized common stock. If Proposal No. 1 is approved the number of authorized shares of common stock will be increased to 575,000,000.

Q.           What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

•	FOR Proposal No. 1: approving an amendment to our Restated Articles, to increase the number of authorized shares of our common stock from 155,000,000 to 575,000,000; and

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

PROPOSAL NO. 1

APPROVAL OF AN INCREASE IN THE AMOUNT OF THE
COMPANY’S AUTHORIZED COMMON STOCK

Background

On [●], [●], 2010, the Board of Directors unanimously approved, subject to stockholder approval, an amendment to our Restated Articles to increase the aggregate number of shares of common stock that we are authorized to issue from 155,000,000 shares to 575,000,000 shares.  You are being asked to consider and act upon this proposal to approve the proposed amendment to the Restated Articles which is attached as Appendix A to this proxy statement.

Under the Utah law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Restated Articles.  Our Restated Articles currently authorize the issuance of 155,000,000 shares of common stock, par value of $0.001 per share.  As of January 31, 2010, 96,563,771 shares of common stock were issued and outstanding, 215 shares of Series A Preferred Stock convertible into 2,961,429 shares of common stock were issued and outstanding, 11,144,212 shares of common stock were reserved for issuance for unexercised options granted pursuant to the Company’s Amended and Restated Stock Option Plan (the “2002 Stock Option Plan”) or reserved for issuance in connection with future grants under the 2002 Stock Option Plan, and 12,158,941 shares of the Company’s common stock were reserved for issuance upon the exercise of warrants to purchase common stock and the conversion of our outstanding convertible debentures, of which 4,621,212 shares reserved for issuance cannot be issued unless the Company’s stockholders remove the 20% limitation on the number of shares that could be issued to YA Global Investments, L.P. pursuant to a Securities Purchase Agreement dated as of May 30, 2008 between the Company and YA Global Investments, L.P.  This leaves approximately 32,171,647 shares of common stock unissued and unallocated to derivative securities outstanding and our equity incentive plan.

Purpose and Effect of the Increase in the Number of Authorized Shares of Common Stock

The principal purpose of the proposal to increase the number of authorized shares of common stock available is to enable the Company to conduct a rights offering.  The Company intends to pursue a rights offering to existing stockholders, which would allow stockholders to purchase additional common shares based on their current pro rata ownership percentage in order to raise capital that will improve the Company’s financial condition, while giving existing stockholders the opportunity to limit ownership dilution.  Because of the current volatility in the capital markets, the exact size, timing, terms and conditions of the rights offering have not yet been determined by the Board of Directors.

This proxy statement is not an offer to sell or the solicitation of an offer to buy the Company’s securities issuable in the rights offering.  Offers and sales of securities issuable upon exercise of the rights in the rights offering will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus.  In connection with the rights offering, the Company will file with Securities and Exchange Commission a registration statement.  Once the registration statement becomes effective, the Company will mail the rights offering prospectus to holders of the Company’s common stock and Series A Preferred Stock.  The prospectus will contain important information about the rights offering.  You should not make a decision to participate in the rights offering until you read the prospectus.

A vote in favor of Proposal 1 to increase the number of authorized shares of common stock will not obligate any stockholder to purchase shares in the rights offering.  However, failure to vote in favor of Proposal 1 may prevent the Company from pursuing the rights offering and prevent the Company from raising capital on terms that are as favorable, or at all.

The increase in the number of authorized shares of common stock is also being proposed to ensure that additional shares of common stock will be available in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of equity securities, convertible debt securities or other equity-linked securities.  The availability of additional shares will also provide the Company with the flexibility to structure possible acquisitions of another business or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (subject to additional stockholder approvals as required), to permit future stock dividends or for other corporate purposes.  The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock.  If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock unless such approval is required by law.

The increase in the authorized shares of common stock will not have any immediate effect on the rights of existing stockholders.  However, the Board of Directors will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law.  To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.  The holders of our common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in authorized common stock and the subsequent issuance of such shares could also have the effect of delaying or preventing, a change of control of the Company without further action by stockholders.  Shares of authorized and unissued common stock could, within the limits of applicable law, be issued in one or more transactions which would make a takeover of the Company more difficult or costly, and therefore less likely.  Any such issuance of additional stock could have the effect of diluting earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock, other than in connection with the proposed rights offering, our existing stock option plan, our proposed 2010 Stock Option Plan and pursuant to the exercise of outstanding warrants and conversion of our convertible debentures.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

As of January 31, 2010, there were:

•	155,000,000 shares of our common stock authorized;
•	96,563,771 shares of our common stock issued and outstanding;
•	215 shares of our preferred stock issued and outstanding and 2,961,429 shares of our common stock reserved for issuance upon the conversion of shares of our preferred stock;
•	7,440,570 shares of our common stock reserved for issuance upon the exercise of outstanding stock options granted under our 2002 Stock Option Plan;
•	3,703,642 shares of our common stock reserved and available for future issuance or future grant under our 2002 Stock Option Plan;
•
12,158,941 shares reserved for issuance upon the exercise of warrants and conversion of our outstanding convertible debentures, of which 4,621,612 shares reserved for issuance cannot be issued unless the Company’s stockholders remove the 20% limitation on the number of shares that could be issued pursuant to the exercise of warrants and conversion of convertible debentures issued to YA Global Investments, L.P. pursuant to a Securities Purchase Agreement dated as of May 30, 2008 between the Company and YA Global Investments, L.P.; and

•	32,171,647 shares of our common stock which are authorized, unreserved and unissued.

The proposed amendment to our Restated Articles will not change the number of authorized shares of preferred stock.

If the stockholders do not approve the increase in the number of authorized shares of common stock that the Company is authorized to issue to provide the Company with the flexibility to pursue a rights offering, the Company could be required to seek alternative sources of capital to satisfy its capital needs.  The Company may not be able to obtain alternative sources of capital on commercially reasonable terms, if at all.  If the Company is unable to raise additional capital, it could have a material adverse impact on our financial condition and could adversely affect the price of our common stock.

We believed that the increase in the number of authorized shares of common stock is in the best interest of the Company and its stockholders.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock voting is required to approve the proposed amendment of our Restated Articles, Abstentions have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT OF OUR RESTATED ARTICLES AS SET FORTH IN PROPOSAL ONE.  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL ONE.

Effective Date of the Amendment

If the proposed amendment is adopted by the required vote of stockholders, it will become effective when the appropriate Articles of Amendment to the Company’s Restated Articles are filed with the Utah Department of Commerce, Division of Corporations. The Company anticipates that this filing will be made promptly following receipt of requisite stockholder approval, or as soon as practicable thereafter.

    OTHER MATTERS

The Board of Directors does not know of any other matter that may be brought before the Meeting. However, if any such other matters are properly brought before Meeting or any adjournment thereof, the Meeting, the proxies may use their own judgment to determine how to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 31, 2010, certain information with respect to the beneficial ownership of our common stock, (i) by each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than 5% of our common stock, (ii) by each director, (ii) by each of the named executive officers and (iii) by all directors and executive officers as a group.

Amount and Nature of Beneficial Ownership
Name and Address (1)	Number of Shares (2)	Percent of Class
Directors and Executive Officers
Jason L. Tienor, President, Chief Executive Officer and Director	837,203(3)	*
Richard J. Leimbach, Chief Financial Officer 20374 Seneca Meadows Parkway, Germantown, Maryland 20876	481,200(4)	*
Jeffrey J. Sobieski, Chief Operating Officer	807,203(5)	*
Anthony J. Paoni, Chairman	226,750(6)	*
Warren V. Musser, Director	2,000,000(7)	1.9%
Thomas C. Lynch, Director	250,000(8)	*
*
All Directors and Executive Officers as a group	4,602,356	4.4%

More Than 5% Holders
n/a		%

*	Less than one percent (1%).

(1)	Unless otherwise indicated, the address of each named holder is in care of Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226.
(2)
According to Securities and Exchange Commission rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares, which the individual or entity has the right to acquire within 60 days of the date of this table through the exercise of any stock option or other right.

(3)
Includes 701,803 shares of the Company’s common stock, options exercisable within 60 days to purchase 50,000 shares of the Company’s common stock at $1.80 per share, and Series A Preferred Stock and warrants convertible into 85,400 shares of the Company’s common stock.

(4)
Includes 351,000 shares of the Company’s common stock, options exercisable within 60 days to purchase 37,500 and 50,000 shares of the Company’s common stock at $2.59 and $5.08 per share, respectively, and Series A Preferred Stock and warrants convertible into 42,700 shares of the Company’s common stock.

(5)
Includes 701,803 shares of the Company’s common stock, options exercisable within 60 days to purchase 12,500 shares of the Company’s common stock at $1.00 per share, and Series A Preferred Stock and warrants convertible into 85,400 shares of the Company’s common stock.

(6)
Includes options exercisable within 60 days to purchase 80,000 and 40,000 shares of the Company’s common stock at $1.00 and $2.30 per share, and Series A Preferred Stock and warrants convertible into 106,750 shares of the Company’s common stock.

(7)	Includes options exercisable within 60 days to purchase 2,000,000 shares of the Company’s common stock at $1.00 per share.
(8)	Includes options exercisable within 60 days to purchase 80,000, 20,000, 70,000 and 80,000 shares of the Company’s common stock at $1.00, $2.00, $2.66 and $3.45 per share, respectively.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report on Form 10-K, as amended, may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, (414) 223-0473.  If you want to receive separate copies of the annual report on Form 10-K and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

The Company intends to hold its 2010 Annual Meeting of Stockholders in June of 2010. Stockholders may submit written proposals to be considered for stockholder action at the Company’s 2010 Annual Meeting of Stockholders.  To be eligible for inclusion in the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by [●], 2010 and must otherwise comply with applicable Securities and Exchange Commission regulations and the Company’s Bylaws.  Stockholder proposals should be addressed to the Company at 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary.  In addition, if a stockholder intends to present a proposal at the Company’s 2010 Annual Meeting of Stockholders without the inclusion of the proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before [●], 2010, proxies solicited by the Board of Directors for the 2010 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal if presented at the Meeting.  The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Brokers and other persons holding the Company’s common stock in their names, or in the names of a nominee, will be requested to forward this proxy statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. We are incorporating by reference the following portion of our annual report on Form 10-K for the year ended December 31, 2009, a copy of which accompanies this proxy statement:

•           Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

•           Part II, Item 7A, “Quantitative and Qualitative Disclosures About Market Risk”

•           Part II, Item 8, “Financial Statements”

•           Part II, Item 9, “Changes in and Disagreements With Accountants on Accounting and Financial Disclosure”

By order of the Board of Directors,

/s/ JASON L. TIENOR
Jason L. Tienor Chief Executive Officer

Dated: [●], 2010

TELKONET, INC.

The Special Meeting of the Stockholders of Telkonet, Inc. will be held on [●], [●] 2010 at [●]:00 a.m. local time, at [●].

1.	TO APPROVE THE AMENDMENT TO TELKONET, INC.’S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 155,000,000 TO [●].

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

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SEE REVERSE SIDE	SEE REVERSE SIDE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], [●], 2010, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned, being a stockholder of Telkonet, Inc. (“Telkonet”), hereby authorizes Richard J. Leimbach and Jason L. Tienor, and each of them, with the full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of Telkonet to be held at [●], on [●], [●], 2010 at [●]:00 a.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is exercised.

Shares of common stock and Series A Preferred Stock of Telkonet will be voted as specified. If no specification is made, shares will be voted FOR approval of the amendment to Telkonet’s Amended and Restated Articles of Incorporation, as amended, and FOR approval of the Telkonet, Inc. 2010 Stock Option and Incentive Plan, and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the special meeting.

The undersigned hereby acknowledges receipt of a Notice of Special Meeting of Stockholders of Telkonet, Inc. called for [●], [●], 2010, and a Proxy Statement for the Meeting prior to the signing of this proxy.

____________________________
Dated: ___________, 2010

____________________________
Dated: ___________, 2010

Please sign exactly as your name(s) appears(s) on this proxy. When signing in a representative capacity, please give title.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

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YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF TWO WAYS:

1.	VOTE BY INTERNET: Log-on to www.votestock.com Enter your control number printed below Vote your proxy by checking the appropriate boxes Click on “Accept Vote” OR

2.	VOTE BY MAIL: If you do not wish to vote by Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by Internet 24 hours a day, 7 days a week.
Your Internet vote authorizes the named proxies to vote in the same manner as if you
marked, signed and returned your proxy card.

ANNEX A

ARTICLES OF AMENDMENT
OF
THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
TELKONET, INC.

Telkonet, Inc. (the “Corporation”), a Utah corporation, pursuant to the Utah Revised Business Corporation Act, hereby adopts the following Articles of Amendment of the Amended and Restated Articles of Incorporation of the Corporation, as amended.

1. Article III (Capital Stock) of the Amended and Restated Articles of Incorporation of the Corporation is hereby amended so as henceforth to read in its entirety as follows:

The Corporation is authorized to issue two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is five hundred seventy five million (575,000,000) and the total number of shares of Preferred Stock authorized to be issued is fifteen million (15,000,000). All shares of stock authorized hereunder shall have a par value of 1/10th of one cent ($.001) per share.

The preferences, limitations and relative rights of each class of shares (to the extent established hereby), and the express grant of authority to the Board of Directors to amend these Restated Articles of Incorporation to divide the Preferred Stock into series, to establish and modify the preferences, limitations and relative rights of each share of Preferred Stock, and to otherwise impact the capitalization of the Corporation, subject to certain limitations and procedures and as permitted by Section 602 of the Utah Act, are as follows:

A. Common Stock.

1.    Voting Rights. Except as otherwise expressly provided by law or in this Article III, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the shareholders of the Corporation.

2.    Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the Corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the Corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

3.    Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors, out of funds legally available therefor, provided; however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

  4.    Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in any amendment hereto or thereto shall be vested in the Common Stock.

5.    Preemptive Rights. No holder of shares of Common Stock shall be entitled to any preemptive or preferential rights of subscription to any shares of any class of capital stock of the Corporation, whether now or hereafter authorized, or to any obligations convertible into capital stock of the Corporation issued or sold. The term “obligations convertible into capital stock” shall include any notes, bonds or other evidences of indebtedness to which are attached or with which are issued warrants or other rights to purchase capital stock of the Corporation.

B. Preferred Stock.

The Board of Directors, without shareholder action, may amend the Corporation’s Restated Articles, pursuant to the authority granted to the Board of Directors by Subsection 1002(1)(e) and within the limits set forth in Section 602 of the Utah Act, to do any of the following:

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(i) designate and determine, in whole or in part, the preferences, limitations and relative rights of the Preferred Stock before the issuance of any shares of Preferred Stock;

(ii) create on or more series of Preferred Stock, fix the number of shares of each such series (within the total number of authorized shares of Preferred Stock available for designation as part of such series), and designate and determine, in whole or in part, the preferences, limitations and relative rights of each series of Preferred Stock all before the issuance of any share of such series;

(iii) alter or revoke the preferences, limitations and relative rights granted to or imposed upon the Preferred Stock (before the issuance of any shares of Preferred Stock), or upon any wholly-unissued series of Preferred Stock); or

(iv) increase or decrease the number of shares constituting any series of Preferred Stock, the number of shares of which was originally fixed by the Board of Directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of such series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as part of such series.

2. The number of shares of the Corporation outstanding at the time of the adoption of the foregoing Articles of Amendment and entitled to vote thereon was [●] shares of common stock, par value $0.001 per share, and 215 shares of Series A Preferred Stock, par value $0.001 per share.  The Series A Preferred Stock was entitled to vote on the foregoing Articles of Amendment on an as converted basis with the common stock as a single class.  Each share of common stock was entitled to one (1) vote and each share of Series A Preferred Stock was entitled to 13,774 votes for an aggregate of [●] shares entitled to vote on the adoption of the foregoing Articles of Amendment.

3.  The foregoing Articles of Amendment has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of the Corporation’s Amended and Restated Articles of Incorporation, as amended, and the Utah Revised Business Corporation Act.

4.   The total number of undisputed votes cast for the foregoing Articles of Amendment by the holders of common stock and Series A Preferred Stock, voting as a single class, was [●] which was sufficient under the Corporation’s Amended and Restated Articles of Incorporation, as amended, and the Utah Revised Business Corporation Act for approval of the foregoing Articles of Amendment.

IN WITNESS WHEREOF, said Corporation has caused this Articles of Amendment to be signed Jason Tienor, its President and Chief Executive Officer, this [●] day of [●], 2010.

TELKONET, INC.

By:
Name:	Jason Tienor
Title:	President and Chief Executive Officer

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